SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                      February 18,2005 (February 14, 2005)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   1-35796                  06-0495050
 (State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
  incorporation or organization)                            Identification No.)

                               World Headquarters
                1 Elmcroft Road, Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

This Form 8-K is to describe ordinary course executive officer compensation actions taken by the Executive Compensation Committee and the Board of Directors of Pitney Bowes Inc. (the "Committee"). Details of the terms of compensation for the Named Executive Officers are set forth in the attached exhibit.

At its meeting on February 14, 2005, the Committee took the following actions with respect to the compensation of the Company's Named Executive Officers (as defined in Regulation S-K item 402(a)(3))1:

------------------------------------ -------------- -------------- --------------- ----------- --------------

                                                                     CIU Payout    2005          2005-2007
Executive Officer                    2005 Salary    2004 Bonus       2002-2004     Stock         Cycle CIU
                                     (1)            (2)              Cycle (2)     Option         Grant #
                                                                                   Grant #
                                                                                      (3)
------------------------------------ -------------- -------------- --------------- ----------- --------------
Michael J Critelli                   $970,000       $1,349,205     $1,450,000      200,000     1,500,000
   Chairman and Chief Executive
   Officer
------------------------------------ -------------- -------------- --------------- ----------- --------------
Murray D. Martin                     $700,000       $788,000       $688,750        100,000     700,000
   President and Chief Operating
   Officer
------------------------------------ -------------- -------------- --------------- ----------- --------------
Bruce P. Nolop                       $550,000       $403,884       $507,500        70,000      550,000
   Executive Vice President
   and Chief Financial Officer
------------------------------------ -------------- -------------- --------------- ----------- --------------
Michele Coleman Mayes                $450,000       $254,885       $154,667        50,000      200,000
   Senior Vice President and
   General Counsel
------------------------------------ -------------- -------------- --------------- ----------- --------------

(1) All salaries are effective March 1, 2005, except for Mr. Martin. Mr. Martin's salary remains unchanged from that established on October 1, 2004.

(2) Annual incentive payments and Cash Incentive Units (CIU's) are awarded pursuant to the Key Employee Incentive Plan. All executives, including the Named Executive Officers, are eligible for annual incentives for achieving challenging financial and strategic objectives that are established at the beginning of the year. CIU's are granted annually based on the achievement of pre-established financial objectives over a three-year performance period. As part of its 2004 review, the Committee concluded that a Total Shareholder Return ("TSR") modifier should be incorporated in the calculation of the CIU value beginning with the 2005-2007 cycle. The objective of the TSR modifier is to balance the measurement of performance on the internal financial objectives with the measurement of the stockholder value created by meeting those objectives.

(3)      The stock option grant is pursuant to the Pitney Bowes Stock Plan.

------------------------
1 The fifth Named Executive Officer for Pitney Bowes as of December 31, 2004, Matthew Kissner, is no longer employed at the company. Actions taken related to Mr. Kissner are in accordance with the terms of his separation agreement, previously filed under a Form 8-K dated December 22, 2004.

The company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2004 in the proxy statement for the company's 2005 annual meeting of stockholders.

Item 9.01       Financial Statements and Exhibits

                Exhibits

                10.1 Terms of Employment Arrangements for Named Executive Officers for 2005

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Pitney Bowes Inc.


Date: February 18, 2005


                                    By /s/ A.C. Corn
                                    -----------------------------------
                                    A.C. Corn
                                    Vice President, Secretary &
                                    Chief Governance Officer

Exhibit 10.1
------------

Terms of Employment Arrangements for the Named Executive Officers for 2005

Effective March 1, 2005, the named executive officers are scheduled to receive the following in base salary compensation: Michael Critelli (Chairman and Chief Executive Officer), $970,000; Bruce Nolop (Executive Vice President and Chief Financial Officer), $550,000; and Michele Coleman Mayes (Senior Vice President and General Counsel), $450,000. The salary of Murray Martin (President and Chief Operating Officer), remains unchanged at $700,000. Ms. Mayes is also eligible to receive an additional retention bonus of $75,000 at the end of 2005 if her individual performance is at or above targeted levels.

Each is eligible to receive both an annual incentive bonus and Cash Incentive Units (CIU's) pursuant to the Key Employees' Incentive Plan, as amended and restated. In addition each is eligible to receive other equity compensation, including stock options, pursuant to the Pitney Bowes Stock Plan, as amended. Each of the Named Executive Officers are also eligible for the benefits of the Pitney Bowes Inc. Deferred Incentive Savings Plan, and the Pitney Bowes Severance Plan and Pitney Bowes Senior Executive Severance Policy. The Company also provides the Named Executive Officers with financial counseling services. Each of the Named Executive Officers may receive some or all of other additional benefits, including car allowance and family travel benefits. The value of the financial counseling services and the other benefits actually used by the Named Executive Officers will be disclosed as appropriate in the company's Proxy Statement.

None of the Named Executive Officers have formal written employment agreements and each are subject to at-will employment arrangements.